UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                        _________________

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                          July 28, 2005
        ________________________________________________
        Date of Report (Date of earliest event reported)


                       Molex Incorporated
     ______________________________________________________
     (Exact name of registrant as specified in its charter)


      Delaware             0-7491         36-2369491
  ________________      ____________    ______________
  (State or other       (Commission      (IRS Employer
    jurisdiction        File Number)    Identification
 of incorporation)                           No.)


     2222 Wellington Court, Lisle, Illinois          60532
    ________________________________________       __________
    (Address of principal executive offices)       (Zip Code)


                          (630) 969-4550
      ____________________________________________________
      (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01   Entry into a Material Definitive Agreement
_________   ___________________________________________

     On July 28, 2005, the Compensation Committee of the Molex
Incorporated Board of Directors met and took the following actions, among others:

     (a) Reviewed and approved certain salary arrangements. The Compensation Committee reviewed and determined fiscal 2006 salary levels for the officers listed on Exhibit 99.1 hereto. Such salary determinations, along with the effective dates thereof, are set forth in the schedule attached as Exhibit 99.1 hereto.

     (b) Reviewed and approved Cash Merit Bonus Plan for Executive Officers. The Compensation Committee reviewed and approved the fiscal year 2006 cash merit bonus plan. This plan provides that cash bonuses will be paid to executive officers based on the achievement of certain profit before tax and individual performance objectives. The cash bonus opportunity for executive officers under such plan ranges from 0% to 150% of base salary. Payments to executive officers under the plan may be more or less than a target bonus as a function of the Company's results or individual performance. The cash bonus opportunity is 30% of base salary based on achievement of minimum performance goals, 60% of base salary based on achievement of target performance goals and 150% of base salary based on achievement of maximum performance goals. If minimum performance goals are not achieved, no bonus is payable under this plan. In addition, the Compensation Committee, in its discretion, may downwardly adjust the potential bonus award to a lesser percentage, including 0%, to take into consideration unusual events. An overview of the cash merit bonus plan is attached as Exhibit 99.2 hereto, and is incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to the full text of such exhibit.

     (c) Reviewed and approved a revision to retirement arrangement with Goro Tokuyama. The Compensation Committee reviewed and approved a revision to the previously disclosed retirement arrangement with Goro Tokuyama, Regional President of Molex's Far East North Region. The revisions reflect Mr. Tokuyama's previously announced resignation as an executive officer of the Company and take into account changes in Mr. Tokuyama's compensation due to a merit pay increase. An overview of the revised arrangement is attached as Exhibit 99.3 hereto, and is incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to the full text of such exhibit.

     On July 28, 2005, the Molex Board of Directors, upon the recommendation of the Compensation Committee, took the following actions regarding supplemental executive retirement benefits. Molex maintains a Supplemental Executive Retirement Plan ("SERP") that provides senior executives, including executive officers, with certain benefits upon retirement. All amounts payable under the SERP are payable in cash. In response to federal income tax law changes governing non-qualified deferred compensation arrangements, the Board approved freezing Molex's existing SERP in order to ensure that SERP benefits that are not subject to the new tax law continue to be provided under the terms of the SERP, without adverse tax consequences for the participants. At the same time, the Board approved a new Supplemental Executive Retirement Plan that provides for supplemental retirement benefits that are subject to the new tax law, on terms and
conditions intended to comply with the new tax law.   A copy of
such Supplemental Executive Retirement Plan is attached as
Exhibit 99.4 hereto, and is incorporated herein by reference.
The foregoing summary is qualified in its entirety by reference to the full text of such exhibit.

     On July 28, 2005, the Executive Committee of the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, met and approved the adoption of the 2005 Molex Outside Directors' Deferred Compensation Plan (the "Plan"), pursuant to which non-employee directors of the Company may defer their compensation for board service. The Plan provides that any non-employee director may elect to defer all or a portion of his or her director fees, including annual retainer, board meeting fees, and board committee meeting fees, paid by the Company to a deferred compensation account. A participant may elect to have the amount deferred (1) accrue interest during each calendar quarter at a rate equal to the six month Treasury Bill rate in effect at the beginning of each calendar quarter, or (2) credited as stock "units" whereby each unit is equal to one share of Molex common stock. If the participant elects to receive a stock-based rate of return, the number of deferred stock units credited to a participating director's account equals the amount of the deferred cash compensation divided by the fair market value of Molex common stock on the date the deferred fees would otherwise be paid. Dividend equivalents are earned on deferred stock units based upon the fair market value of a share of Molex Common Stock on the dividend payment date. At the time of distribution, any stock units are converted into cash by multiplying the number of units by the fair market value of the stock as of the payment date. The Plan provides that distribution of the aggregate value of the participant's account is to commence within 30 days of the earliest of the following events: (1) termination of service with Molex after age 59 1/2; or
(2) age 59 1/2 if termination with Molex occurs before age 59 1/2; or
(3) disability; or (4) death; or (5) an unforeseeable emergency
(as defined in the Plan). The cumulative amount that is deferred for each participating director is subject to the claims of the general creditors of Molex. A copy of the Outside Directors' Deferred Compensation Plan is attached as Exhibit 99.5 hereto, and is incorporated herein by reference. The foregoing summary description is qualified in its entirety by reference to the full text of such Plan.


Item 8.01   Other Events.
_________   ______________

     On July 28, 2005, Molex issued a press release announcing an increase in the Company's cash dividend. The press release is filed as Exhibit 99.6 hereto and is incorporated herein by reference.

     Molex also announced that its Board of Directors has set the time and date for its 2005 Annual Meeting of Stockholders for 10:00 a.m., Chicago time, on October 28, 2005. The record date for determination of stockholders entitled to notice of and to vote at the meeting was set as the close of business on September 2, 2005. The meeting will be held at the Wyndham Hotel located at 3000 Warrenville Road, Lisle, Illinois.


Item 9.01    Financial Statements and Exhibits.
_________    ___________________________________

      The following exhibits are being filed as part of this Form
8-K:


 Exhibit Number       Description
 ______________       ___________

     99.1         Schedule with respect to Officer Compensation

     99.2         Molex Cash Merit Bonus Plan

     99.3         Retirement Arrangement with Goro Tokuyama

     99.4         Supplemental Executive Retirement Plan

     99.5         Molex Outside Directors' Deferred Compensation Plan

     99.6         Press Release dated July 28, 2005






                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MOLEX INCORPORATED

Date:  August 2, 2005              By:    /s/  Louis A. Hecht
                                      ___________________________
                                      Louis A. Hecht
                                      Corporate Secretary and General
                                      Counsel